                                                                    EXHIBIT 10.3

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
            ---------------------------------------------------------

                    2004 EMPLOYMENT INDUCEMENT AWARD PLAN OF
                            JANUS CAPITAL GROUP INC.
            ---------------------------------------------------------

         By this Agreement, Janus Capital Group Inc. (the "Company"), a Delaware corporation, grants to John H. Bluher (the "Grantee"), an employee of the Company or a Subsidiary (i) a non-qualified stock option (the "Option") to purchase that number of shares ("Shares") of the Company's Common Stock, $.01 par value, set forth below and (ii) an equal number of limited stock appreciation rights ("LSARs"), all subject to the terms and conditions set forth below, in the attached Exhibit A hereto and in the Janus Capital Group Inc. 2004 Employment Inducement Award Plan, as may from time to time be amended (the "Plan"), all of which are an integral part of this Agreement. A copy of the Plan is attached. Capitalized terms used but not defined in this Agreement have the meaning specified in the Plan.

                    GRANT DATE:                     AUGUST 23, 2004
                    NUMBER OF SHARES:               78,989
                    OPTION PRICE:                   $13.59

         This Option shall become exercisable as follows, provided you remain continuously employed by the Company or a Subsidiary that is consolidated with the Company for financial reporting purposes (a "Consolidated Subsidiary") from the Grant Date to such date.

                  DATE FIRST EXERCISABLE                NUMBER OF OPTIONS
                  ----------------------                -----------------
                           06/30/2005                         26,330
                           06/30/2006                         26,330
                           06/30/2007                         26,329

         The term of the Option shall be ten (10) years from the Grant Date unless terminated earlier as provided in Exhibit A, Exhibit B or in the Plan.

         Please indicate your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it to the Corporate Secretary's Office, in the envelope provided, within 30 days after the Company's mailing of this Agreement to you. This Option shall not be exercisable prior to your signing this Agreement and returning it to the Company.

         I agree to be bound by the terms, conditions and provisions of the Plan and this Agreement. I understand that by signing this Agreement I am not obligated to exercise all or any part of this Option or any other Option.


                                JANUS CAPITAL GROUP INC.

                                By: /s/ Curt R. Foust
                                    --------------------------------------------
                                    Curt R. Foust, Assistant Corporate Secretary

ACCEPTED AND AGREED:

/s/ John H. Bluher                   Dated:   9/20         , 2004
------------------------------------        ---------------
Signature

John H. Bluher                   SSN ###-##-####
151 Detroit Street               JCG
Denver, Colorado 80206


   (RETURN ONE COPY OF THIS AGREEMENT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.
     RETAIN ONE COPY FOR YOUR RECORDS.) PLEASE SEE REVERSE SIDE TO COMPLETE
                            BENEFICIARY INFORMATION.

                                    EXHIBIT A
                                       TO
                          STOCK OPTION AWARD AGREEMENT

         1. MANNER OF EXERCISE. This Option shall be exercised by delivering to the Company (or its authorized agent), during the period in which such Option is exercisable, (i) a written notice of your intent to purchase a specific number of Shares pursuant to this Option (a "Notice of Exercise"), and (ii) full payment of the Option Price for such specific number of Shares. Payment may be made by any one or more of the following means:

                  (a) cash or personal check; or

                  (b) if approved and permitted by the Committee, through the delivery of Shares having a Fair Market Value on the day of exercise equal to such Option Price (the number of Shares may be initially estimated using the Fair Market Value on the last stock trading day preceding the exercise day, with a true-up of any differential effective as of the exercise date), which shares either (i) have been owned by you for at least six months ("Mature Shares") or (ii) were purchased by you on the open market. Certificates for Shares shall be properly endorsed with signatures guaranteed (unless such signature guarantee is waived by an officer of the Company), and shall represent Shares which are fully paid, non-assessable, and free and clear from all liens and encumbrances; or

                  (c) if approved and permitted by the Committee, through the sale of the Shares acquired on exercise of this Option through a broker to whom you have submitted irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if required by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise. A copy of such delivery instructions must also be delivered to the Company by the Grantee with the Notice of Exercise.

The exercise of the Option shall become effective at the time such a Notice of Exercise has been received by the Company, which must be before the tenth anniversary of the Grant Date (the "Expiration Date"). The exercise of this Option as to a number of Shares will result in the cancellation of an equal number of LSARs. You will not have any rights as a stockholder of the Company with respect to the Shares deliverable upon exercise of this Option until a certificate for such Shares is delivered to you.

         If the Option is exercised as permitted herein by any person or persons other than Grantee, such Notice of Exercise shall be accompanied by such documentation as the Company may reasonably require, including without limitation, evidence of the authority of such person or persons to exercise the Option and evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

         2. EXERCISABILITY. This Option shall become fully exercisable upon your termination of employment with the Company or a Consolidated Subsidiary on account of (a) Retirement, (b) death, (c) Disability or (d) termination by the Company or a Consolidated Subsidiary other than for Cause.

         3. CHANGE OF CONTROL. This Option shall become fully exercisable upon a Change of Control (as defined on Exhibit B hereto). Upon a Change of Control, all LSARs then outstanding shall automatically be exercised and this Option shall be canceled.

         4. EXERCISE AFTER TERMINATION OF AFFILIATION. This Option may be exercised only while you are employed by the Company or a Consolidated Subsidiary, except that this Option may also be exercised after the date on which you cease to be so employed ("Termination Date") as follows:

                  (i) if you have a Termination of Affiliation on account of Retirement, you may also exercise this Option at any time during the first five years after your Termination Date;

                  (ii) if you have a Termination of Affiliation on account of Disability, you may also exercise this Option at any time during the first 12 months after your Termination Date;

                  (iii) if you have a Termination of Affiliation on account of death, the executor or administrator of your estate, your heirs or legatees, or beneficiary designated in accordance with the Plan, as applicable, may also exercise this Option at any time during the first 12 months after your Termination Date; and

                  (iv) if you have a Termination of Affiliation on account of any other reason (other than a dismissal for Cause), you may also exercise this Option at any time during the first three months after your Termination Date;

provided, however, that (x) except as otherwise provided in Section 2 or 3 of this Exhibit A, this Option may be exercised after your Termination Date only to the extent it is exercisable on the Termination Date, (y) under no circumstances may this Option be exercised on or after the Expiration Date, and (z) the expiration of your Option will automatically result in the expiration of all associated LSARs. For purposes of this Section 4, if you are employed by a corporation or limited liability company ("LLC") that is a Consolidated Subsidiary of the Company, you will be deemed to have had a Termination of Affiliation as of the first day on which such corporation or LLC ceases to be a Consolidated Subsidiary of the Company.

         5. AFFILIATION WITH COMPETITOR. Notwithstanding anything to the contrary contained herein, if Grantee, without Company's consent, becomes associated with, employed by, renders service to, or owns any interest in (other than any non-substantial interest, as the Committee from time to time determines) any business that is in competition with Company or any Affiliate (as defined below), this Option shall terminate and cease to be exercisable immediately upon such event. For purposes of this paragraph, Affiliate means (i) any individual or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, and (ii) any entity in which the Company owns, directly or indirectly, 20% or more of the combined value of all equity interests.

         6. NO WAIVER. The failure of the Company in any instance to exercise any of its rights granted under this Agreement or the Plan shall not constitute a waiver of any other rights that may arise under this Agreement.

         7. LIMITED TRANSFERABILITY OF OPTION. Except as provided in the immediately following sentence, this Option is exercisable during your lifetime only by you or your guardian or legal representative, and this Option and the associated LSARs are not transferable except by will or the laws of descent and distribution. To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, you may transfer this Option and the associated LSARs to (i) your spouse, sibling, parent, child (including an adopted child) or grandchild (any of which an "Immediate Family Member"); (ii) a trust, the primary beneficiaries of which consist exclusively of you or your Immediate Family Members; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of you or your Immediate Family Members.

         8. FRACTIONAL OR DE MINIMIS SHARES. Neither the Option nor the LSARs shall be exercisable with respect to a fractional share or with respect to fewer that ten (10) Shares, unless the remaining Shares, are fewer than ten (10)).

         9. NONSTATUTORY OPTION. This Option has been designated by the Committee as a Nonstatutory Option; it does not qualify as an incentive stock option.

         10. TAXES.

                  (a) The Company is not required to issue Shares upon the exercise of this Option unless you first pay to the Company such amount, if any, as may be required by the Company to satisfy any liability it may have to withhold federal, state, local or foreign income or other taxes relating to such exercise. You may elect to satisfy such tax withholding obligation by delivering to the Company a written irrevocable election to have the Company withhold a portion of the Shares purchased upon exercise of the Option having a Fair Market Value equal to the amount of taxes required to be withheld; provided, however, that the Committee may, at any time before you file such an election with the Company, revoke your right to make such an election.

                  (b) In addition, you may deliver Mature Shares to the Company to satisfy your federal, state and local withholding tax liability above the minimum amount of taxes required to be withheld by the Company, up to your maximum tax liability arising from the exercise of the Option; the Committee retains the right, in its sole discretion, to disapprove any particular delivery of shares of Common Stock and the Committee may, at any time before the delivery of such shares revoke your right to make such delivery.

         11. ATTESTATION TO OWNERSHIP OF MATURE SHARES. Whenever under this Agreement you have the right to deliver Mature Shares to the Company for payment of the Option Price pursuant to Section 1(b) or for taxes in excess of the minimum amount of taxes required to be withheld by the Company pursuant to
Section 10(b), in lieu of physically delivering such shares to the Company, you may elect to deliver to the Company an affidavit and such other documents attesting to ownership of such Mature Shares in such form as is prescribed by the Company from time to time.

         12. AMENDMENTS. This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement; provided that this Agreement is subject to the power of the Board to amend the Plan as provided therein, except that no such amendment shall adversely affect your rights under this Agreement without your consent.

         13. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at its principal office, in care of its Corporate Secretary. Any notice to be given to you shall be addressed to you at the address listed in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given (i) when actually delivered to the Company, or (ii) if to the Grantee, when actually delivered or deposited in the U.S. Mail, postage prepaid and properly addressed to the party to be notified.

         14. SEVERABILITY. If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

         15. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

         16. HEADINGS. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                                    EXHIBIT B
                                       TO
                          STOCK OPTION AWARD AGREEMENT

A "Change Of Control" shall mean the first to occur of any of the following:

(1) An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of 35% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition by the Company; (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (iii) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
         (3) of this definition; or

(2) A change in the composition of the Company's Board of Directors (the "Board") such that the individuals who, as of the first day of any two-year period (the "Determination Date"), constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board as of any date prior to the second anniversary of the Determination Date; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to the effective date hereof, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other accrual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity ("Business Combination"); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination (the "Company Holders") will each beneficially own, directly or indirectly, the outstanding shares of common stock and other voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions (relative to the other Company Holders) as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;
         (B) no Person (other than the Company or any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 35% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Business Combination; and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting form such Business Combination; or

(4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this definition, "person" shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).




                                      B-2